Meredith Digital and Allrecipes March 12, 2015

This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding advertising revenues and investment spending, along with the Company’s revenue and earnings per share outlook. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. 2 Safe Harbor

Today’s Agenda  Meredith Vision  National Media Group Digital Strategies  Allrecipes.Next  Total Shareholder Return 3

National Media Revenue: $1B EBITDA: $150M 4 WORKING YOU WSM V -TV WSM V-DT NASHVILL E Local Media Revenue: $550M EBITDA: $200M Figures represent consensus estimates for Fiscal 2015 Meredith at a Glance

5 National Media Group Footprint The largest female audience across every life stage and platform YOUNG WOMEN YOUNG FAMILIES ESTABLISHED FAMILIES WOMEN OF WORTHNEW NESTERS

Our Brands Speak to Her About What Matters Most Seasons and styles change but women’s priorities remain the same 6 HER HOME HER FAMILY HERSELF

 Rapid growth in digital, mobile, video and social platforms  Acquired Selectable Media digital ad technology platform  Added Shape and Martha Stewart properties to portfolio  Established presence in the wedding marketplace  Strong performance from brand licensing and marketing services activities National Media 7 Recent Strategic Accomplishments

8 Portland (FOX + MYTV) Las Vegas (FOX) Phoenix (CBS + Independent) Kansas City (CBS + MYTV) Saginaw (CBS) Atlanta (CBS + WPCH) Nashville (NBC) St. Louis (CBS) Greenville (FOX) Mobile-Pensacola (FOX) Local Media Group Footprint Springfield (ABC + CBS + FOX) Hartford (CBS)

 Added strong stations to group; created 2 duopolies  Record revenue and EBITDA performance  Stronger-than-expected political advertising revenue  Increased retransmission revenue and contribution  Expanded digital and mobile businesses Local Media 9 Recent Strategic Accomplishments

 Grew dividend for 22st straight year; Yielding 3-4 percent  Authorized $100 million for share repurchases  Invested more than $500 million in acquisitions  Fixed more than half of debt at low rate  Successful execution of Total Shareholder Return Strategy Corporate 10 Recent Strategic Accomplishments

 Meaningful expansion of our brand licensing business  Top marketing services provider with leading expertise in content marketing National Media Group  Leadership in the creation and distribution of relevant, original, multi-platform content  Expanded food, parenting, home and health franchises  Digital business of scale with 100 million monthly unique visitors  Enhanced profit contribution from our circulation and advertising pricing activities Local Media Group  Expanded portfolio of profitable local television stations  #1 or #2 rated stations in markets that exceed nationwide growth statistics  Maintained level of net retransmission contribution  Scaled mobile and online platforms 11 Vision for Meredith 1

Two Decades of Meredith Digital 12 1995 2005 20102008 2012 2014 20 0 60 40 80 Launch of Tablets, Mobile Sites & Apps and Meredith Video Network Acquired Shape and Martha Stewart media brands, Mywedding.com and Selectable Media Agriculture.com and BHG.com launched Parents.com launched Acquired Allrecipes.com and ShopNation Meredith Women’s Digital Network created 100 Un iqu e Visi to rs p e r Month (m il li o n s )

50 75 100 125 150 175 200 2009 2010 2011 2012 2013 2014 13 A u d ie n c e ( in m il li on s ) Print Online Mobile 15% of audience 25% of audience 60% of audience Source: MRI and ComScore Continued Audience Growth and Engagement Digital is adding to our total audience, and is not cannibalizing print

0% 5% 10% 15% 20% 25% 30% 1H-07 1H-09 1H-11 1H-13 1H-15 14 Digital Advertising Revenue Growing as Percent of Total 5% 25%

 Meredith Overview  National Media Group Digital Strategies  Develop best-in-class branded content and products  Increase audience engagement across platforms  Leverage data to improve ROI and consumer experience  Strengthen advertising pricing and revenue mix  Grow consumer revenue through pricing and bundling  Allrecipes.Next  Total Shareholder Return 15 Today’s Agenda

Digital Growth Strategies  Develop best-in-class branded content and products  Increase audience engagement across platforms  Leverage data to improve ROI and consumer experience  Strengthen advertising pricing and revenue mix  Grow consumer revenue through pricing and bundling 16

The Meredith Women’s Network 17

Company Population (millions) 1. Google 237 2. Yahoo! 217 3. Facebook 204 4. AOL 197 5. Amazon 175 6. Microsoft 168 7. Mode Media 138 8. CBS Interactive 136 9. Comcast 135 10. Apple 133 11. Turner Digital 115 12. eBay 114 13. Gannett 106 14. Wikimedia 106 15. Time 93 Company Population (millions) 16. LinkedIn 90 17. Wal-Mart 89 18. ESPN 89 19. Twitter 87 20. Pandora 84 21. Weather Company 83 22. About 81 23. Hearst 80 24. Yelp 76 25. Buzzfeed 76 26. Conde Nast 75 27. Meredith 71 28. Pinterest 70 29. Answers.com 70 30. WebMD 69 Source: comScore monthly unique visitors Oct.-Dec. 2014 Represents Meredith’s owned and operated properties, and does not reflect Meredith’s extended media network. Meredith: Top 30 Digital Presence 18

HIGH CROSS- PLATFORM REACH & ENGAGEMENT Highly Engaged Audiences Across Platforms 19

20 1979-1995 1965-1978 1946-1964 MILLENNIALS GEN X BABY BOOMERS 60% 67% 73% Our Brands Resonate Across Generations Meredith Reaches 60 Percent of Millennial Women

• We focus on women at scale: ― 100 million consumers ― 70 million unique visitors • 1st party data is based on direct behavioral engagement • We operate across platforms • Data is our DNA ― Team of 45 data analysts ― Identify trends and consumer intent ― Used to find, inform and reach consumers throughout purchase path 21 First Party Data, Insights and Analytics are our Differentiators

Source: WOW LOVE 22 Purchase Path Print, display, video, mobile, email, direct mail Video, display, email, shopper marketing Mobile/app, email, shopper marketing, telephone Blogs, Facebook, Twitter, email Subscribers, visitors, email and brand engagement, search/social behaviors Site engagement, site registrations, recipe box & shopping lists, geo/store Search, coupon download, recipe viewed in-store, GPS Social/sharing behaviors, email, engagement actions Media Data First Party Data, Insights and Analytics are our Differentiators

1st-Party Data-driven segmentation converts Run Of Network and Remnant inventory into premium-priced, audience-targeted inventory 23 We Also Use This Data to Improve Advertising ROI Enterp VIDEO LAPTOP / DESKTOP MOBILE PREMIUM PERFORMANCE PREMIUM CONTEXTUAL & AUDIENCE TARGETED RUN OF NETWORK REMNANT Premium paid for effectiveness and efficiency driven by 1st-Party Data to which advertiser does not have access 1st party data and audience- targeting also informs (and backstops guaranteed) premium-performance inventory sales

24 Our Recent Portfolio Additions Support Our Strategy At-Scale, Highly-Engaged Audience digital Premium Branded Content & Products First-Party Data (Insights & Analytics) Ad Tech Platforms Ad Revenue Diversification Consumer Revenue Growth MILLENNIAL WOMEN

1. Source mix 2. Auto renewal 3. Bundling 4. Pricing 5. Digital Consumer Revenue Growth Strategies 25

Strengthening Our Source Mix for Subscriptions 0.8 1.4 3.2 5.3 FY10 FY11 FY12 FY13 FY14 Online Orders for Print Magazine Subscriptions 7.2 #s in millions 26

27 Multi-magazine bundles feature: • “Pick 3” for a set price • Mobilization of page • Targeted upsells Offering Bundled Packages of Brands for Consumers 27

Allrecipes.Next  Meredith Vision  National Media Group Digital Strategies  Allrecipes.Next  Total Shareholder Return 28

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AllRecipes video here

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Today’s Agenda 37  Meredith Vision  National Media Group Digital Strategies  Allrecipes.Next  Total Shareholder Return

38 70% 125% S&P 500 Actual MDP Actual TSR (%) 50 150 100 0 Multiple sources including BCG Investor Survey and Value Line * Actual represents the period of Oct. 25, 2011 to Oct. 24, 2014 Three Year Returns Exceed Broader Market

39 $0.38 $0.64 $0.90 $1.53 2003 2006 2009 2012 2015 $1.83 Annual Dividends Paid History of Increasing Dividends 13% CAGR ~ 4% yield

$30 $200 $550 $600 $760 FY02 FY05 FY08 FY11 FY14 Cumulative Share Repurchases 40 Active Share Repurchase Program

41 + local media brands + marketing solutions+ national media brands $ in millions $1,900$200$1,970 $260 Cash Generation Cash Utilization $2,230 $2,230 $650 $450 Dividends $280 $850 Share repurchases Acquisitions Cap-ex Operating cash flows stock issuance 42% 58% Reinvested in operations Returned to shareholders Use of Cash: Fiscal 2004 to Fiscal 2014 41

 Grow non-political advertising revenue  Increase retransmission revenue and contribution  Enhance digital and mobile platforms  Complete integration of station acquisitions Local Media National Media  Evolve and strengthen our advertising activities  Aggressively expand our digital-related businesses  Integrate new business additions  Grow revenue from individual consumer Corporate  Continue to consolidate our respective industries  Increase cash returned to shareholders  Execute Total Shareholder Return strategy 42 Calendar 2015 Priorities

1 Largest reach to American women across life stages 2 Powerful national and local media brands 3 Growing digital and mobile activities 4 Aggressively adding new revenue streams 5 Track record of returning cash to shareholders 43 5 Reasons to Invest in Meredith

Meredith Digital and Allrecipes March 12, 2015